Exhibit 99.1

Reinsurance Group of America, Incorporated 16600 Swingley Ridge Road, Chesterfield, Missouri 63017

FOR IMMEDIATE RELEASE

REINSURANCE GROUP OF AMERICA

ANNOUNCES TENDER OFFER FOR ANY AND ALL OF ITS OUTSTANDING

6.20% FIXED-TO-FLOATING RATE SUBORDINATED DEBENTURES

ST. LOUIS, September 15, 2022 – Reinsurance Group of America, Incorporated (NYSE: RGA) (the “Company”) announced today that it has commenced a cash tender offer for any and all of its outstanding 6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042 (the “Debentures”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated as of September 15, 2022 (the “Offer to Purchase”), the related Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”), and the Letter of Transmittal dated as of September 15, 2022 (the “Letter of Transmittal”). The tender offer is referred to as the “Offer.” The Offer to Purchase, the Notice of Guaranteed Delivery, and the Letter of Transmittal are referred to collectively as the “Offer Documents.” Certain information regarding the Debentures and the pricing for the Offer is set forth in the table below.

Description of Debentures	CUSIP No.	Outstanding Principal Amount of Debentures	Tender Offer Consideration
6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042	759351703	$400,000,000	$25.20* *Per $25 principal amount of Debentures

The Offer will expire at 5:00 p.m., New York City time, on September 22, 2022 (such time and date, as it may be extended, the “Expiration Time”), unless extended or earlier terminated by the Company. Holders must validly tender (and not validly withdraw) their Debentures at or before the Expiration Time, or comply with the procedures set forth in the Notice of Guaranteed Delivery, in order to be eligible to receive the applicable Tender Offer Consideration (as defined below). In addition, holders whose Debentures are purchased in the Offer will receive accrued and unpaid interest from the last interest payment date to, but not including, the Payment Date (as defined in the Offer to Purchase) for the applicable Debentures. The Company expects the Payment Date to occur on September 23, 2022. Holders may also deliver a properly completed and duly executed Notice of Guaranteed Delivery for their Debentures no later than the Expiration Time, and deliver the related Debentures or book-entry confirmations, as the case may be, with a properly completed and duly executed Letter of Transmittal or an Agent’s Message (as defined in the Offer to Purchase), and all other documents required by the Letter of Transmittal no later than 5:00 p.m., New York City time, on September 26, 2022 (the “Notice of Guaranteed Delivery Date”). Debentures tendered by Notice of Guaranteed Delivery and accepted for purchase will be purchased on the first business day after the Notice of Guaranteed Delivery Date, but payment of accrued interest on such Debentures will only be made to, but not including, the Payment Date. Tendered Debentures may be withdrawn at any time (i) at or before the earlier of (A) the Expiration Time and (B) in the event the Offer is extended, the tenth business day after the commencement of the Offer, or (ii) after the 60th business day after the consummation of the Offer if for any reason the Offer has not been consummated within 60 business days after the commencement of the Offer, in each case, by following the procedures described in the Offer to Purchase.

The Company’s obligation to accept for purchase and to pay for Debentures validly tendered and not validly withdrawn pursuant to the Offer is subject to the satisfaction or waiver, in the Company’s discretion, of certain conditions, which are more fully described in the Offer to Purchase, including, among others, the Company’s successful completion of an offering of its new subordinated debentures. The Offer is not conditioned on any minimum amount of Debentures being tendered, and the Company’s offering of its new subordinated debentures is not conditioned on the completion of the Offer. The complete terms and conditions of the Offer are set forth in the Offer Documents. Holders of the Debentures are urged to read the Offer Documents carefully. The statements herein regarding the new subordinated debentures do not constitute an offer to sell or a solicitation of an offer to buy any of such debentures.

The applicable “Tender Offer Consideration” for each $25 principal amount of Debentures validly tendered and not validly withdrawn and accepted for purchase pursuant to the Offer will be $25.20. To the extent that all of the outstanding Debentures are not tendered and purchased in the Offer, the Company intends to, but is not obligated to, use a portion of any remaining net proceeds from the offering of its new subordinated debentures to redeem all or a portion of the remaining Debentures. The statements of intent herein do not constitute a notice of redemption or an obligation to issue a notice of redemption for the Debentures, which notice would be issued pursuant to the requirements set forth in the indenture governing the Debentures.

The Company has retained D.F. King & Co., Inc. (“D.F. King”) as the tender agent and information agent for the Offer. The Company has retained Wells Fargo Securities, LLC (“Wells Fargo Securities”), BofA Securities, Inc. (“BofA Securities”), HSBC Securities (USA) Inc. (“HSBC”), J.P. Morgan Securities LLC (“J.P. Morgan”), MUFG Securities Americas Inc. (“MUFG”) and RBC Capital Markets, LLC (“RBC Capital Markets”), as dealer managers for the Offer. Holders who would like additional copies of the Offer Documents may call or email the information agent, D.F. King at (888) 542-7446 or rga@dfking.com. Copies of the Offer to Purchase, the Letter of Transmittal, and the Notice of Guaranteed Delivery are also available at the following website: www.dfking.com/rga. Questions regarding the terms of the Offer should be directed to Wells Fargo Securities at 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, telephone: toll-free at (866) 309-6316 or collect at (704) 410-4756 , Attn: Liability Group Management, BofA Securities at 620 South Tryon Street, 20th Floor, Charlotte, North Carolina 28255, telephone: toll-free at (888) 292-0070 or collect at (980) 387-3907, Attn: Liability Management, HSBC at 452 Fifth Avenue, New York, New York 10018, telephone: collect at (212) 525-5552 or toll-free at (888) HSBC-4LM , J.P. Morgan at 383 Madison Avenue, 6th floor, New York, New York 10179, telephone: toll-free at (866) 834-4666 or collect at (212) 834-3554, Attn: Liability Management Group, MUFG at 1221 Avenue of the Americas, 6th Floor, New York, New York 10020, telephone: (212) 405-7481 or toll-free: (877) 744-4532, Attn: Liability Management, or RBC Capital Markets at 200 Vesey Street, 8th Floor, New York, New York 10281, telephone: collect at (212) 618 7843 or toll-free: (877) 381 2099, Attn: Liability Management Group.

This press release shall not constitute an offer to buy or a solicitation of an offer to sell any Debentures. The Offer is being made solely pursuant to the Offer Documents. The Offer is not being made to holders of Debentures in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by Wells Fargo Securities, BofA Securities, HSBC, J.P. Morgan, MUFG, RBC Capital Markets or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. None of the Company, D.F. King, Wells Fargo Securities, BofA Securities, HSBC, J.P. Morgan, MUFG, RBC Capital Markets or any of their respective affiliates is making any recommendation as to whether holders should tender any of their Debentures in response to the Offer. Holders should make their own decision as to whether to tender their Debentures, and, if so, the principal amount of Debentures to tender.

About RGA

Reinsurance Group of America, Incorporated (NYSE: RGA) is a global industry leader specializing in life and health reinsurance and financial solutions that help clients effectively manage risk and optimize capital. Founded in 1973, RGA is one of the world’s largest and most respected reinsurers and is guided by a fundamental purpose: to make financial protection accessible to all. RGA is widely recognized for superior risk management and underwriting expertise, innovative product design, and dedicated client focus. RGA serves clients and partners in key markets around the world and has approximately $3.4 trillion of life reinsurance in force and assets of $84.6 billion as of June 30, 2022.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as ““believe,” “expect,” “anticipate,” “may,” “could,” “intend,” “intent,” “belief,” “estimate,” “project,” “plan,” “predict,” “foresee,” “likely,” “will” and other similar expressions. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company’s financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the

Company’s situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A - “Risk Factors” in the Company’s 2021 Annual Report on Form 10-K, as may be supplemented by Item 1A - “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q.

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FOR MORE INFORMATION:

Jeff Hopson

Senior Vice President, Investor Relations

636-736-2068

jhopson@rgare.com